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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 21, 2004
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                             AsiaInfo Holdings, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                   001-15713               752506390
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          (State or               (Commission File       (I.R.S. Employer
      other jurisdiction              of Number)         Identification No.)
        incorporation)

      4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street
                     Haidian District, Beijing 100086, China
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code +8610 6250 1658


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          (Former name or former address, if changed since last report)

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Item 12.  Results of Operations and Financial Condition

On April 21, 2004, AsiaInfo Holdings, Inc. (the "Company") reported its results for the first quarter ended March 31, 2004. The Company's earnings release for the first quarter ended March 31, 2004 is furnished herewith as Exhibit 99(a).

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AsiaInfo Holdings, Inc.

Date: April 21, 2004                      By:  /s/ Ying Han
                                              ----------------------------------
                                              Name:  Ying Han
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description

99(a)               Earnings Release--First Quarter Ended March 31, 2004